SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Solicitation Material Pursuant to Rule 14a-11(c) or rule 14a-12

Conversion Services International, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

CONVERSION SERVICES INTERNATIONAL INC.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoint(s) Scott Newman and Glenn Peipert with the power of substitution and resubstitution to vote any and all shares of capital stock of Conversion Services International, Inc. (the “Company”) which the undersigned would be entitled to vote as fully as the undersigned could do if personally present at the Annual Meeting of the Company, to be held on Friday, June 19, 2009, at 10:00 A.M. local time, and at any adjournments thereof, hereby revoking any prior proxies to vote said stock, upon the following items more fully described in the notice of any proxy statement for the Annual Meeting (receipt of which is hereby acknowledged):

1.        ELECTION OF DIRECTORS

VOTE

☐	FOR ALL nominees listed below EXCEPT as marked to the contrary below

☐	WITHHOLD AUTHORITY to vote for ALL nominees listed below

(INSTRUCTION:  To withhold authority to vote for any individualnominee strike a line through the nominee’s name below.)

Lori Cohen, Scott Newman, Glenn Peipert, Lawrence K. Reisman, Frederick Lester and Thomas Pear.

2.        RATIFICATION OF THE APPOINTMENT OF FRIEDMAN LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR FISCAL YEAR 2009.

☐	FOR the ratification of the appointment of Friedman LLP

☐	WITHHOLD AUTHORITY

☐	ABSTAIN

THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE; UNLESS OTHERWISE INDICATED, THIS PROXY WILL BE VOTED FOR ELECTION OF THE SIX NOMINEES NAMED IN ITEM 1 AND THE RATIFICATION OF THE APPOINTMENT OF FRIEDMAN LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR 2009 IN ITEM 2.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please mark, sign, date and return this Proxy promptly using the accompanying postage pre-paid envelope.  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CONVERSION SERVICES INTERNATIONAL INC.

Dated:___________________________________

_________________________________________

Signature

_________________________________________
Signature if jointly owned:

_________________________________________
Print name:

Please sign exactly as the name appears on your stock certificate.  When shares of capital stock are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please include full title as such.  If the shares of capital stock are owned by a corporation, sign in the full corporate name by an authorized officer.  If the shares of capital stock are owned by a partnership, sign in the name of the partnership by an authorized officer.

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY PROMPTLY

IN THE ENCLOSED ENVELOPE